UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12.

MATTHEWS INTERNATIONAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Matthews Asia Funds Matthews Asia Innovators Fund Matthews Asia Innovators Active ETF Matthews China Small Companies Fund Four Embarcadero Center, Suite 550 San Francisco, CA 94111

SPECIAL REMINDER NOTICE

REGARDING THE MAY 14th SHAREHOLDER MEETING OF

THREE MATTHEWS ASIA FUNDS

April 16, 2026

Dear Valued Shareholder:

You recently received proxy materials for a special meeting of shareholders including all Matthews Asia Funds. As part of the work we are doing to manage your Funds, a separate special meeting (meeting date May 14th) is being held only for Matthews Asia Innovators Fund, Matthews Asia Innovators Active ETF, and Matthews China Small Companies Fund.

This additional special meeting is being held to seek shareholder approval for a proposed change to each respective Fund’s sub-classification from “diversified” to “non-diversified.” For the reasons listed in the proxy statement previously sent to you, The Board of Trustees unanimously recommends that shareholders vote “FOR” these proposals.

Please help us proceed with this important additional business for these three Funds by casting your proxy vote today.

Sincerely,

Mark W. Headley

President of the Trust

Here are three convenient methods for voting your proxy:

1.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.	Vote Online. You may cast your vote online by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the prepaid return envelope provided.

OBO

Matthews Asia Funds Matthews Asia Innovators Fund Matthews Asia Innovators Active ETF Matthews China Small Companies Fund Four Embarcadero Center, Suite 550 San Francisco, CA 94111

SPECIAL REMINDER NOTICE

REGARDING THE MAY 14th SHAREHOLDER MEETING OF

THREE MATTHEWS ASIA FUNDS

April 16, 2026

Dear Valued Shareholder:

You recently received proxy materials for a special meeting of shareholders including all Matthews Asia Funds. As part of the work we are doing to manage your Funds, a separate special meeting (meeting date May 14th) is being held only for Matthews Asia Innovators Fund, Matthews Asia Innovators Active ETF, and Matthews China Small Companies Fund.

This additional special meeting is being held to seek shareholder approval for a proposed change to each respective Fund’s sub-classification from “diversified” to “non-diversified.” For the reasons listed in the proxy statement previously sent to you, The Board of Trustees unanimously recommends that shareholders vote “FOR” these proposals.

Please help us proceed with this important additional business for these three Funds by casting your proxy vote today.

Sincerely,

Mark W. Headley

President of the Trust

Here are four convenient methods for voting your proxy:

1.

Vote by Phone with a Representative. You may cast your vote by telephone with a proxy representative by calling toll-free 1-877-297-1744. Representatives are available Monday through Friday from 9 a.m. to 10 p.m. Eastern time.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote Online. You may cast your vote online by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the prepaid return envelope provided.

NOBO